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                                                                  EXHIBIT (j)(2)


                               CONSENT OF COUNSEL


August 20, 2002

         We consent to the reference to us in the Prospectuses and Statement of Additional Information of the Hotchkis and Wiley Funds.

                                          /s/ Vedder, Price, Kaufman & Kammholz